Exhibit 99.1

VENTE

NO. 14JL0337

ON THIS FOURTEENTH (14th) DAY OF OCTOBER TWO THOUSAND AND FOURTEEN,

(14-10-2014)

BEFORE: Mtre. Joel LAFRENIERE, the undersigned Notary for the Province of Quebec, practising in the City of Quebec,

APPEARED:

9284-0784 QUEBEC INC., a corporation incorporated under the Business Corporations Act Quebec), and having its registered office and principal place of business at 105-825 boul. Lebourgneuf in the City of Quebec, Province of Quebec, G2J OB9, hereinacting and represented by Claudio VOLPATO, one of its directors, duly authorized in virtue of a resolution of its board of directors dated the Second (2nd) day of october, Two thousand and fourteen (2014), a certified true copy of the said resolution remains hereto annexed after having been acknowledged as true and signed for identification by said representative in the presence of the undersigned Notary;

Hereinafter called: the "Vendor"

AND:

ROI DEV CANADA INC., a corporation incorporated under the Canada Business Corporations Act, and having its registered office and principal place of business at 315-825 boul. Lebourgneuf in the City of Quebec, Province of Quebec, G2J OB9, hereinacting and represented by Sebastien CLICHE, one of its directors, duly authorized in virtue of a resolution of its board of directors dated the tenth (10th) day of October, Two thousand and fourteen (2014), a certified true copy of the said resolution remains is annexed to the minute

11 504 of the undersigned Notary;

Hereinafter called: the "Purchaser''

WHO have agreed as follows:

OBJECT OF CONTRACT

The Vendor sell to the Purchaser the immovable hereinafter described: DESCRIPTION

i) An immovable known and designated as lot number ONE MILLION SEVEN HUNDRED AND NINE THOUSAND THREE HUNDRED AND THIRTY TWO (1,709,332) of the Cadastre of Quebec, Land Registry division of Quebec, having an area of 153,085.41 sq. ft.;

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Without building, appurtenances or dependencies thereon constructed;

ii) An immovable known and designated as lot number THREE MILLION FOUR HUNDRED AND FORTY FIVE THOUSAND TWO HUNDRED AND ELEVEN (3,445,211) of the Cadastre of Quebec, Land Registry division of Quebec, having an area of 683,510.46 sq. ft.;

Without building, appurtenances or dependencies thereon constructed;

iii) An immovable known and designated as lot number FOUR MILLION FOUR HUNDRED AND TWENTY THOUSAND EIGHT HUNDRED AND FORTY NINE (4,420,849) of the Cadastre of Quebec, Land Registry division of Quebec, having an area of 694,887.92 sq. ft.;

Without building, appurtenances or dependencies thereon constructed;

iv) An immovable known and designated as lot number FIVE MILLION FOUR HUNDRED AND EIGHTEEN THOUSAND TWO HUNDRED AND ONE (5,418,201) of the Cadastre of Quebec, Land Registry division of Quebec, having an area of 439,757.41 sq. ft.;

Without building, appurtenances or dependencies thereon constructed; Hdereinafter, collectively referred to as the "immovable".

Subject to the following servitudes;

a. A servitude in favour of Hydro-Quebec and Bell Canada registered under number 13,275,249 on May 12, 2006; and

b. A servitude in favour of Hydro-Quebec and Bell Canada registered under number 16,883,658 on January 22, 2010;

ORIGIN OF RIGHT OF OWNERSHIP .

The Vendor is owner of the immovable having acquired same from LES MISSIONNAIRES DU SACRE-CCEUR, executed before Mtre. Shirley Cadorette, Notary on the Third (3rd) day of October, Two thousand and thirteen (2013), copy whereof was published at the Quebec Land Registry under the number 20,304,555.

WARRANTY

This sale is made with legal warranty as to the actions of the Vendor and as to the Vendor's right and title in and to the immovable, subject nevertheless to the public utility servitudes registered on title thereto. This sale is made with no legal or contractual warranty as to the state, situation, quality and contamination of the immovable, except as otherwise set out herein, at the risk of the purchaser.

DOSSIER OF TITLE DEEDS

The Vendor undertakes to deliver to the Purchaser all the title deeds in its possession.

POSSESSION

The Purchaser becomes owner of the immovable as and from this date, with immediate possession and occupancy.

TRANSFER OF RISK

Notwithstanding paragraph 2 of Article 1456 of the Civil Code of Quebec, the Purchaser shall assume the risks attached to the property as of the date of these presents, the whole in accordance with Article 950 of the Civil Code of Quebec.

DECLARATIONS OF THE VENDOR

The Vendor makes the following declarations and warranties:

1. 1. The immovable is free of all hypothecs, taxes, prior claims or encumbrances whatsoever, given that the hypothecary debts affecting the immovable are to be discharged out of the sale price, namely:

- Mortgage in favor of Caisse Desjardins du Centre-Ville de Quebec executed before Mtre. Shirley Cadorette, Notary on the Eleventh (11th) day of September, Two thousand and thirteen (2013), copy whereof was published at the Quebec Land Registry under the number 20,252,205;

2. All property taxes that are due have been paid without subrogation until December 31st, 2014 as regards municipal taxes, and until December 31st, 2014 as regards school taxes;

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3. The immovable is not subject to an option to purchase or right of first refusal binding on him personally in any lease or other document;

4. He has received no notice from any competent authority to the effect that the immovable does not comply with the laws andregulations in force;

5. The Vendor is a valid and subsisting corporation, properly organized and constituted in good standing under the laws of the jurisdiction where it was incorporated and where it carries on its business and is duly authorized to carry on its business as now conducted;

6. All necessary corporate or other action, including any resolutions by the directors and shareholders of the Vendor, have been taken and adopted to authorize the sale of the immovable to the Purchaser and the execution of this deed and any agreement arising therefrom;

7. The fulfillment, performance and satisfaction of the terms and provisions hereof will not conflict with, violate or result in the breach of the terms, conditions or provisions of, or constitute a default under any agreement or instrument to which the Vendor is a party or by which the Vendor is bound, or any law, covenant, or restriction binding upon the Vendor and the agreement arising herefrom is and shall be a valid and binding obligation of the Vendor and of the Vendor enforceable in accordance with its terms;

8. The Vendor is not a non-resident of Canada for the purposes of the Income Tax Act (Canada) and the Taxation Act (Quebec);

9. The immovable is currently zoned as "Fb" for forestry, it is not within the territory of a designated agricultural region, nor is it within a territory affected by the Cultural Heritage Act (Quebec).

SURVIVAL OF VENDOR'S REPRESENTATIONS

The covenants, representations and warranties of the Vendor set forth in above shall survive the signing hereof, and notwithstanding such signing and any investigation made by or on behalf of the Purchaser, shall continue in full force and effect for the benefit of the Purchaser for a period of THREE (3) years after the signing hereof.

DECLARATIONS OF THE PURCHASER

The Purchaser makes the following declarations and warranties:

1. The Purchaser is a valid and subsisting corporation, properly organized and constituted in good standing under the laws of the jurisdiction where it was incorporated and where it carries on its business and is duly authorized to carry on its business as now conducted;

2. All necessary corporate or other action, including any resolutions by the directors and shareholders of the Purchaser, have been taken and adopted to authorize the purchase of the immovable and the execution of this deed and any agreement arising therefrom;

3. The fulfillment, performance and satisfaction of the terms and provisions hereof will not conflict with, violate or result in the breach of the terms, conditions or provisions of, or constitute a default under any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound, or any law, covenant, or restriction binding upon the Purchaser and the agreement arising herefrom is and shall be a valid and binding obligation of the Purchaser and of the Purchaser enforceable in accordance with its terms;

4. The Purchaser acknowledges having received the following from the Vendor in respect of the immovable: i) a Phase 1 Environmental Site Assessment Report, a Geotechnical Survey and a Wetlands Environmental Assessment; and ii) the different plans proposed subdivision. Also, it would indicate the buyer is satisfied with all the documents mentioned in paragraph 4.

OBLIGATIONS

The present Sale is made subject to the following obligations to which the Purchaser binds and obliges himself, namely:

1. Take the immovable in its present state and condition, the Purchaser declaring that he has examined the same to his satisfaction and accept the same at his own risks and perils.

2. Pay all property taxes affecting the said immovable, of any nature whatsoever, including municipal and school, both general and special, due and to become due including the proportion for the current year, and also to pay from the same date, all the future instalments in capital and interest of all special taxes imposed before this day payment of which is spread over a period of years.

3. Pay the costs and fees of these presents, their publication and the copies for all the parties.

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ADJUSTMENTS

The parties declare that they have made the usual adjustments between them as of the date of these presents according to statements of account supplied. If other adjustments become necessary, they shall be made as and from the same date.

PRICE

The present sale is made for and in consideration of the sum of FIVE MILLION NINE HUNDRED THIRTEEN THOUSAND SEVEN HUNDRED TWENTY THREE DOLLARS ($5,913,723), being Three Dollars ($3.00) per square foot (the "Purchase Price"), whose sum of a million hundred and fifty thousand dollars was paid before this day and a sum of four millions seven hundred and sixty three thousand seven hundred and twenty three dollars is paid this day, concurrently with the execution hereof, which the Vendor acknowledge to have received from the Purchaser, whereof quit in full.

DECLARATION OF THE PARTIES CONCERNING THE GOODS AND SERVICES TAX (GST) AND QUEBEC SALES TAX (QST)

The Vendor makes the following declarations:

That present sale is taxable in its entirety pursuant to the Excise Tax Act and the Quebec Sales Tax Act and that the value of its consideration for the purpose of these acts is of FIVE MILLION NINE HUNDRED THIRTEEN THOUSAND SEVEN HUNDRED TWENTY THREE DOLLARS ($5,913,723).

The Purchaser declares that its tax registration numbers are as follows and that these registrations have not been cancelled and are not in process of so being:

GST: 830746632 RT 0001;

QST: 1221059804 TQ 0001.

Consequently, the liability for the collection and remittance of GST and QST rests with the Purchaser.

LANGUAGE CLAUSE

The parties hereby declare that they have requested and do hereby confirm their request that this deed be drawn up in the English language. Les parties ont exige et par les presentes confirment leur demande que ce contrat soit n3dige en anglais.

INTERPRETATION CLAUSE

Where appropriate, the singular number used herein shall be interpreted as plural and the masculine gender as either feminine or neuter and vice versa, and where there is more than one Purchaser, their obligations shall be joint and several.

MENTIONS REQUIRED BY SECTION 9 OF AN ACT RESPECTING DUTIES ON TRANSFERS OF IMMOVEABLES

The Vendor and Purchaser make the following declarations, namely:

1. That the names, principal addresses and other qualities of the Transferor and Transferee are described in their respective Appearances;

2. That the municipality in which the immovable herein described is situated is the City of Quebec;

3. That the Transferor and Transferee have established the amount of the consideration as the sum of$ 5 913 723,00;

4. That the amount constituting the base of imposition for purposes of transfer duties is the sum of$$ 5 913 723,00;

5. That the resulting transfer tax payable by the Transferee is the amount of$ 87 205,85;

6. That the transfer of the said immovable real rights does not constitute a transfer of an immovable and movable accessories or rights as described under Article 1.01 of the Ldi concernant /es droits sur /es mutations immobilieres.

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WHEREOF ACT:

EXECUTED at the City of Quebec on the date aforesaid and remains of record in the office of the undersigned Notary under Number eleven thousand five hundred ten (11 510) of his repertoire.

AND after due reading hereof the Parties signed in the presence of the said Notary.

9284-0784 QUEBEC INC.

(Signed) Per: Claudio VOLPATO

ROI DEVCANADA INC.

(Signed) Per: Sebastien CLICHE

(Signed) Joel LAFRENIERE, Notary

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